                                                                    EXHIBIT 10.0

                        ENVIRONMENTAL SAFEGUARDS, INC.

                               WARRANT AGREEMENT
                               -----------------

                                                               December 17, 1997

To the persons whose names appear
on the signature page of this Agreement
c/o Cahill, Warnock & Company
One South Street, Suite 2150
Baltimore, Maryland 21202

Gentlemen:

     In consideration of entering into a transaction composed of a Purchase Agreement for the sale of Series B Convertible Preferred Stock and Series C Preferred Stock ("Purchase Agreement") and that certain Loan and Security Agreement ("Loan Agreement") with Environmental Safeguards, Inc. (the "Company"), the Company hereby agrees to issue non-redeemable stock purchase warrants ("Warrants") to the persons whose names appear on Exhibit A of this
                                                            ---------
Agreement entitling them to purchase an aggregate of 707,142 shares of Company common stock, $0.001 par value per share ("Common Stock"). The Warrants are evidenced by warrant certificates in the form attached hereto as Exhibit B
                                                                 ---------
("Warrant Certificate"). The number of shares of Common Stock purchasable upon exercise of the Warrants is subject to adjustment as provided in Section 4 below. The Warrants will be exercisable by you or any other Warrant holder (as defined in Section 2(a) below) as to all or any lesser number of shares of Common Stock covered thereby, at the Purchase Price of $0.01 per share ("Exercise Price"), at any time and from time to time during the period beginning December 17, 1997 and ending at 5:00 p.m., Houston, Texas time, on December 16, 2007. The term "Warrant holder" refers to the person whose name appears on the signature page of this Warrant Agreement and any transferee or transferees of it permitted by Section 3(a) below. Such term, when used in this Warrant Agreement in reference to or in the context of a person who holds or owns shares of Common Stock issued upon exercise of a Warrant, refers where appropriate to such person who holds or owns such shares of Common Stock.

1.   Representations and Warranties.
     ------------------------------

     The Company represents and warrants to each Warrant holder as follows:

     (a) Corporate and Other Action.  The Company has all requisite power and
         --------------------------
authority and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrants and Warrant certificates evidencing the Warrants, to authorize and reserve for issue and, upon payment from time to time of the Exercise Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrants ("Shares"), and to perform all of its obligations under this
Warrant Agreement and the Warrants.   This Warrant Agreement and, when issued,
each Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

     (b) No Violation.  The execution and delivery of this Warrant Agreement,
         ------------
the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrants will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Articles of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is or may be bound.

2.   Exercise of Warrants.
     --------------------

     The Warrants may be exercised by the Warrant holder in whole, or in part, by surrender of the Warrant Certificate at the office of the Company (or such other office or agency of the Company as may be designated by notice in writing to the Warrant holder at the address of such Warrant holder appearing on the books of the Company) with the subscription form attached hereto duly completed, at any time within the period beginning on the date hereof and expiring at 5:00 p.m. Houston, Texas time, on December 16, 2007 (the "Exercise Period") and by payment to the Company by certified check or bank draft of the Exercise Price for such shares. The Company agrees that the shares of Common Stock so purchased shall be and are deemed to be issued to the Warrant holder as the record owner of such shares of Common Stock as of the close of business on the date on which the Warrant Certificate shall have been surrendered and payment made for such shares of Common Stock. Certificates representing the shares of Common Stock so purchased, together with any cash for fractional shares of Common Stock paid pursuant to Section 4(f), shall be delivered to the Warrant holder promptly, and, unless the Warrants have expired, a new Warrant Certificate representing the number of Warrants represented by the surrendered Warrant Certificate, if any, that shall not have been exercised also shall be delivered to the Warrant holder within such time.

3.   Transfer.
     --------

     (a) Transferability of Warrants and Shares.  The Warrant holder agrees that
         --------------------------------------
the Warrants are being acquired as an investment and not with a view to distribution thereof (except for partners, limited partners or affiliates of the Warrant holder) and that the Warrants and the underlying Shares issued on exercise of the Warrants, may not be transferred, sold, assigned or otherwise disposed of without registration under the Securities Act of 1933, as amended (the "Act"), or any exemption therefrom and for which the Company is provided with an opinion of counsel to the Warrant holder, reasonably satisfactory to the Company, to the effect that such transfer is not in violation of any of said securities laws. Any Warrants issued upon the transfer of a Warrant shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person. Warrants may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor or representing in the aggregate the right to purchase a like number of shares of Common Stock, upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause the Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, this transfer does not comply with the provisions of the Act, and the rules and regulations thereunder.

     (b) Registration of Shares.  You agree not to make any sale or other
         ----------------------
disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless the Warrant holder has provided the Company with an opinion of counsel reasonably acceptable to the Company that such registration is not required. Notwithstanding the foregoing, the Warrant holder further agrees that it will not sell, transfer, assign or otherwise dispose of the Shares prior to December 17,1998, without the prior written consent of the Company.
Certificates representing the Shares shall bear an appropriate legend reflecting these restriction and shall be subject to a "stop-transfer" order.

     (c) Investment Representations.  Each of the Warrant holders, severally,
         --------------------------
represent and warrant to the Company as follows:

          (i) Each Warrant holder which is a corporation, partnership or trust is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite power and authority and has taken all necessary action required for the due authorization, execution, delivery and performance of this Warrant Agreement, and any other agreements or instruments executed in connection herewith or therewith and the consummation of the transactions contemplated herein or therein, and has not been organized, reorganized or recapitalized specifically for the purposes of investing in the Company;

         (ii) Assuming due execution and delivery by the Company of this Warrant Agreement, this Warrant Agreement to which such Warrant holder is a party constitutes the legal, valid and binding obligation of such Warrant holder, enforceable against such Warrant holder in accordance with its terms;

        (iii) Such Warrant holder has been advised and understands that neither the Warrants nor the underlying shares of Common Stock have been registered under the Act, on the basis that no public offering of the Warrants or underlying shares of Common Stock is to be effected, except in compliance with applicable securities laws and regulations or pursuant to an exemption therefrom, and that, in this connection, the Company is relying in part on the representations of such Warrant holders set forth in this Section 3(c);

         (iv) Such Warrant holder is purchasing the Warrant for investment purposes, for its own account and not with a view to, or for sale in violation of Federal or state securities laws; and

          (v) Such Warrant holder is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act and, by reason of its business or financial experience, such Warrant holder has the capacity to protect its own interest in connection with the transactions contemplated hereunder.

4.   Adjustment of Number of Shares Purchasable.
     ------------------------------------------

     The number of Shares to be issued upon exercise of the Warrant is subject to adjustment from time to time as set forth in this Section 4.

     (a) Stock Dividend; Stock Splits; Reverse Stock Splits; Reclassifications.
         ---------------------------------------------------------------------
In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Shares, (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the number of Shares of Common Stock for which this Warrant is exercisable shall be adjusted so that the holder hereof after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. An adjustment made pursuant to this subsection (a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. Such adjustment shall be made successively whenever any event listed above shall occur. In the event that at any time, as a result of an adjustment made pursuant to this subsection (a), the holder hereof shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of such Warrant and the exercise price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of this Section 4 with respect to the shares of Common Stock for which this Warrant shall be exercisable.

     (b) Adjustment of Exercise Price.  Whenever the number of shares of Common
         ----------------------------
Stock purchasable upon the exercise of each Warrant is adjusted pursuant to
Section 4(a), the Exercise Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

     (c) De Minimis Adjustments.  No adjustment in the number of shares of
         ----------------------
Common

Stock for which this Warrant is exercisable shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of shares of Common Stock for which this Warrant is exercisable; provided, however, that any adjustments which by reason of this subsection (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest one-hundredth of a share.

     (d) Notice of Adjustment. Whenever the number of shares of Common Stock
         --------------------
purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly notify the Warrant holder in writing (such writing referred to as an "Adjustment Notice") of such adjustment or adjustments and shall deliver to such Warrant holder a statement setting forth the number of shares of Common Stock purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

     (e) Statement on Warrant Certificates.  The form of the Warrant Certificate
         ---------------------------------
need not be changed because of any change in the Exercise Price or in the number or kind of shares purchasable upon the exercise of a Warrant. However, the Company may at any time in its sole discretion make any change in the form of the Warrant Certificate that it may deem appropriate and that does not affect the substance thereof and any Warrant Certificate thereafter issued, whether in exchange or substitution for any outstanding Warrant Certificate or otherwise, may be in the form so changed.

     (f) Fractional Shares.  No fractional Shares are to be issued upon the
         -----------------
exercise of any Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to such fraction multiplied by the fair value of a share of Common Stock on the date of such exercise as determined by the board of directors of the Company.

     (g) Capital Reorganization.  In case of any capital reorganization of the
         ----------------------
Company, or of any reclassification of the Common Stock (other than a reclassification of the Common Stock referred to in subsection (a) of this
Section 4), or in the case of the consolidation of the Company with or the merger of the Company into any other Company which does not result in a change of control, each Warrant shall after such capital reorganization, reclassification of the Common Stock, consolidation or merger be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares, consolidation or merger) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of the Common Stock, consolidation or merger; and in any such case, if necessary, the provisions set forth in this Section 4 with respect to the rights and interests thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities, assets, or cash thereafter deliverable upon the exercise of the Warrants.

The subdivision or combination of the Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common Stock for the purposes of this paragraph. The Company shall not effect any such consolidation or merger unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing or receiving such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrant holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase, and to perform the other obligations of the Company under this Warrant Agreement.

5.   Covenants of the Company.
     ------------------------

     (a) Reservation and Authorization of Common Stock. The Company covenants
         ---------------------------------------------
and agrees (i) that all shares of Common Stock which may be issued upon the exercise of the Warrants represented by the Warrant Certificate, upon issuance and when fully paid for, will be validly issued, fully paid and nonassessable and free of all taxes, liens, charges, encumbrances and security interests other than those attaching by or through the Warrant holder, (ii) that during the Exercise Period, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the Warrants evidenced by the Warrant Certificate, sufficient shares of Common Stock to provide for the exercise of the Warrants represented by the Warrant Certificate and (iii) that the Company will take all such action as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of the Warrants may be so issued without violation of any applicable law or regulation, or any requirement of any securities exchange upon which any capital stock of the Company may be listed.

     (b) Replacement of Warrant Certificates.  Upon receipt of evidence
         -----------------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Company, at the expense of the Warrant holder, will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

     (c) Reporting by the Company.  The Company agrees that during the term of
         ------------------------
the Warrants it will use its best efforts to keep current in the filing of all forms and other materials, if any, which it may be required to file with the appropriate regulatory authority pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), and all other forms and reports required to be filed with any regulatory authority having jurisdiction over the Company.


6.   No Rights of Stockholder.
     ------------------------

     The Warrant holder shall not be entitled to vote or to receive dividends or shall otherwise be deemed to be the holder of shares of Common Stock for any purpose, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the Warrant holder, as such, any of the rights of a stockholder of the Company or any right to vote upon or give or withhold consent to any action of the Company (whether upon any reorganization, issuance of securities, reclassification or conversion of Common Stock, consolidation, merger, sale, lease, conveyance, or otherwise), receive notice of meetings or other action affecting stockholders (except for notices expressly provided for herein) or receive dividends or subscription rights, until the Warrant Certificate shall have been surrendered for exercise accompanied by full and proper payment of the Exercise Price as provided herein and shares of Common Stock hereunder shall have become issuable and until the Warrant holder shall have been deemed to have become a holder of record of such shares. The Warrant holder shall not, upon the exercise of Warrants, be entitled to any dividends if the record date with respect to payment of such dividends shall be a date prior to the date such shares of Common Stock became issuable upon the exercise of such Warrants. Notwithstanding the foregoing, this Section 6 shall not affect a Warrant holder's rights as a stockholder pursuant to his or its ownership of Common Stock or Preferred Stock of the Company.

7.   Miscellaneous.
     -------------

     All notices, certificates and other communications from or at the request of the Company to any Warrant holder shall be delivered personally, by prepaid overnight courier, by facsimile transmission or by certified mail, return receipt requested, addressed to the Warrant Holder at its address as it appears on the books of the Company. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as exhibits, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. This Warrant Agreement may be executed in counterparts.



     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this the 17th day of December, 1997, in Houston, Texas, by its proper corporate officers, thereunto duly authorized.

                              ENVIRONMENTAL SAFEGUARDS, INC.

                              By: /s/ James S. Percell
                                 ----------------------------------------
                                    JAMES  S. PERCELL, President

The above Warrant Agreement is confirmed and agreed to as of this 17th day of December, 1997.

CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.
By:  CAHILL, WARNOCK STRATEGIC PARTNERS, L.P.,
     its General Partner

By:  /s/ David L. Warnock
     --------------------------------------------
     Name:  David L. Warnock
     Title: a General Partner


STRATEGIC ASSOCIATES, L.P.
By:  CAHILL, WARNOCK & COMPANY, L.L.C.,
     its General Partner

By:  /s/ David L. Warnock
     --------------------------------------------
     Name:  David L. Warnock
     Title: Managing Member


NEWPARK RESOURCES, INC.

By:  /s/ James D. Cole
     --------------------------------------------
     Name:  James D. Cole
     Title: Chairman of the Board, President and
              Chief Executive Officer


JAMES H. STONE

/s/ James H. Stone
---------------------------------------------------

                                                                    EXHIBIT A



NAME                                                    TOTAL NUMBER OF WARRANTS
----                                                    ------------------------

Newpark Resources, Inc. ........................................ 353,571

Cahill, Warnock Strategic Partners Fund, L.P. .................. 323,044

Strategic Associates, L.P. ...................................... 17,900

James H. Stone................................................... 12,628

                                                                       EXHIBIT B
                              WARRANT CERTIFICATE

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR AN OPINION OF COUNSEL TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. THIS WARRANT AND ITS TRANSFERABLILITY IS FURTHER SUBJECT TO THAT CERTAIN WARRANT AGREEMENT DATED DECEMBER 17,1997, A COPY OF WHICH IS ON FILE AT THE OFFICES OF ENVIRONMENTAL SAFEGUARDS, INC.


Warrant No. W-103                                                    To Purchase
                                                                12,628 Shares of
                                                                    Common Stock
                         ENVIRONMENTAL SAFEGUARDS, INC.
                     Incorporated Under the Laws of Nevada

     This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares subject to adjustment set forth above of the common stock ("Common Stock"), of Environmental Safeguards, Inc. ("Corporation") from the Corporation at the purchase price per share hereafter set forth, on delivery of this Warrant to the Corporation with the form of subscription duly executed and payment of the purchase price pursuant to
Section 2 of that certain Warrant Agreement between the parties thereto dated as of December 17, 1997. This Warrant is subject to the terms of the Warrant Agreement between the parties, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered Owner:   JAMES H. STONE                   Date:  December 17, 1997

Purchase Price
  Per Share:        $.01

Expiration Date:    Subject to Section 2 of the Warrant Agreement, 5:00 p.m.
                    Houston, Texas time on December 16, 2007.

     WITNESS the signature of the Corporation's authorized officer:

                              ENVIRONMENTAL SAFEGUARDS, INC.


                              By /s/ James S. Percell
                                ----------------------------------------
                                  JAMES S. PERCELL, President

                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)


To Environmental Safeguards, Inc.

     The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________* shares of Common Stock of Environmental Safeguards, Inc. and herewith makes payment of $_______________ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:______________


                              ___________________________________________

                              (Signature must conform in all respects to
                               name of holder as specified on the face of
                              the enclosed Warrant)


                              ____________________________________________

                              (Address)




___________________________

(*) Insert here the number of shares called for on the face of the Warrant or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised, in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.